UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                        Date of Report: February 1, 2008

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



         Delaware                   1-9494                 13-3228013
(State or other jurisdiction      (Commission            (I.R.S. Employer
     of incorporation)            File Number)          Identification No.)


  727 Fifth Avenue, New York, New York                       10022
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01       Entry into a Amendment to Material Agreement.

On February 1, 2008, Mitsukoshi Limited of Japan ("Mitsukoshi") delivered to Registrant's wholly-owned subsidiary, Tiffany & Co. Japan Inc. ("Tiffany-Japan") a fully signed copy of a Memorandum of Agreement ("Memorandum") between Mitsukoshi and Tiffany. The Memorandum extends a prior agreement between the parties dated August 1, 2001 (the "Prior Agreement"). The Prior Agreement was last extended as reported in Registrant's Report on Form 8-K dated June 5, 2007. (The Prior Agreement was listed as Exhibit 10.128 to Registrant's Annual Report on Form 10-K for the fiscal year ended January 31, 2007 and incorporated by reference from Exhibit 10.128 filed with Registrant's Report on Form 8-K dated August 1, 2001, and Registrant's Report on Form 8-K dated June 5, 2007.)

The Memorandum extends the expiration date of the Prior Agreement until January 31, 2009.



Item 9.01       Financial Statements and Exhibits.

    (c)         Exhibits

    10.128b Memorandum of Agreement Regarding Extension of 2001 Agreement dated the 25th day of January, 2008 by and between Tiffany & Co. Japan, Inc. and Mitsukoshi Limited.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TIFFANY & CO.


                                   BY:    /s/ Patrick B. Dorsey
                                          ______________________________________
                                          Patrick B. Dorsey
                                          Senior Vice President, General Counsel
                                          and Secretary



Date:  February 1, 2008


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                                  EXHIBIT INDEX


Exhibit No.     Description

   10.128b Memorandum of Agreement Regarding Extension of 2001 Agreement dated the 25th day of January, 2008 by and between Tiffany & Co. Japan, Inc. and Mitsukoshi Limited.